UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________
FORM 8-K
________________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

October 21, 2020
Date of Report (date of earliest event reported)

RETROPHIN, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36257	27-4842691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3721 Valley Centre Drive Suite 200, San Diego, CA, 92130
(Address of Principal Executive Offices, including Zip Code)

(888) 969-7879
Registrant's telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RTRX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 21, 2020, Retrophin, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Agreement”) with Orphan Technologies Limited (“Orphan”) and Citco Trustees (Cayman) Limited (“Trustee”) acting solely in its capacity as the sole trustee of The Fuhrer Family Trust (the “Trust” and Trustee, acting in such capacity, “Seller”), pursuant to which the Company will acquire Orphan by purchasing all of the outstanding shares of Orphan (the “Shares”) from Seller.

In exchange for the Shares, the Company agreed to pay Seller an upfront cash payment at closing of $90 million. Under the Agreement, the Company has also agreed to pay Seller contingent cash payments up to an aggregate of $427 million based on the achievement of certain development, regulatory and commercialization events as set forth in the Agreement, as well as additional tiered mid-single digit royalty payments based upon future net sales of any OT-58 products in the US and Europe, subject to certain reductions as set forth in the Agreement, and a contingent payment in the event a pediatric rare disease voucher for any OT-58 product is granted. The closing payment of $90 million may be adjusted after the closing, pursuant to procedures set forth in the Agreement, in connection with the finalization of the closing cash, severance payments, transaction expenses, debt and working capital amounts.

The closing of the transaction is subject to customary conditions, including consummation of a spinout agreement for Orphan’s preclinical OT-15 product candidate. The Agreement contains customary representations, warranties and covenants and indemnification provisions. The Company has certain diligence obligations with respect to further development or commercialization of OT-58.

The Agreement may be terminated prior to closing (i) by mutual written consent of the parties, (ii) by either party if a governmental authority issues a non-appealable judgment prohibiting the transaction, (iii) by either party if the closing of the transaction has not taken place by April 21, 2021, or (iv) by either party in the event that the other party breaches or fails to perform any representation, warranty, covenant or agreement such that the applicable closing condition would not be satisfied (subject to a right to cure).

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2020.

ITEM 8.01 Other Events

On October 22, 2020, the Company issued a press release announcing the entry into the Agreement. A copy of this press release is attached as Exhibit 99.1 hereto.

Forward-Looking Statements

This Current Report on Form 8-K contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Without limiting the foregoing, these statements are often identified by the words "may", "might", "believes", "thinks", "anticipates", "plans", "expects", "intends" or similar expressions. In addition, expressions of our strategies, intentions or plans are also forward-looking statements. Such forward-looking statements include, but are not limited to, references related to the Company’s expectations with respect to the closing of its planned acquisition of Orphan; the potential impact upon and benefits to the Company from the proposed acquisition; the potential for OT-58 to ultimately become the first disease modifying therapy for HCU; and references to future expectations, plans and prospects for the Company. Such forward-looking statements are based on current information available to the Company and involve inherent risks and uncertainties, including factors that could delay, divert or change any such forward-looking statements, and could cause actual outcomes and results to differ materially from current expectations. No forward-looking statement can be guaranteed. The Company faces risks associated with, but not limited to: the parties’ ability to complete the proposed transaction in a timely manner, if at all, considering the various closing conditions; if consummated, the Company’s ability to realize the anticipated benefits of the proposed transaction, including the potential developmental and commercial success of the OT-58 product candidate; significant and unknown transaction costs; actual or contingent liabilities; the risk of litigation and/or regulatory actions related to the proposed transaction; other business effects outside of either company’s control, including the effects of industry, market, economic, political or regulatory conditions or the ongoing COVID-19 pandemic; as well as negative impacts that could result from changes in tax and other laws, regulations, rates and policies. In addition, such risks and uncertainties may include those described in the Company’s annual, quarterly and current reports (i.e., Form 10-K, Form 10-Q and Form 8-K) as filed or furnished with the SEC, which are available at the Company’s website (www.retrophin.com) under “Investors & Media”. You are cautioned not to place undue reliance on any forward-looking statements as there are important factors that could cause actual results to differ materially from those in any forward-looking statements, many of which are beyond our control. Except to the extent required by law, the Company undertakes no obligation to publicly update any forward-looking statement.

ITEM 9.01 Financial Statements and Exhibits.
(d)

Exhibit No.	Description

99.1	Press Release dated October 22, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETROPHIN, INC.
Dated: October 22, 2020	By:	/s/ Elizabeth E. Reed
	Name:	Elizabeth E. Reed
	Title:	Senior Vice President, General Counsel and Secretary